UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Cedar Management Limited

25 Church Street, Continental Building

P.O. Box HM 1601, Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 295-6015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMERINST INSURANCE GROUP, LTD.

FORM 8-K

CURRENT REPORT

Item 7.01 Regulation FD Disclosure.

On March 14, 2014, AmerInst Insurance Group, Ltd. (the “Registrant”) mailed a letter to its shareholders (the “Letter to Shareholders”) announcing a dividend of $0.25 per share, payable to the Registrant’s shareholders of record on February 28, 2014. A copy of the Letter to Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Letter to Shareholders has also been posted on the Registrant’s website, www.amerinst.bm, and can be accessed by clicking on the “Investor Info” tab and then clicking on the “Chairman’s Letters to Shareholders” hyperlink.

The information furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter to Shareholders, dated March 14, 2014, announcing dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Irvin F. Diamond
Irvin F. Diamond Chairman of the Board

Date: March 14, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Shareholders, dated March 14, 2014, announcing dividend